                                                                 Exhibit 10.22


                             PUT AND CALL AGREEMENT


         THIS AGREEMENT made as of the 22nd day of December, 1999, by and between (i) Gary D. Engle; James A. Coyne; Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust u/i/t dated July 21, 1998; and Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t dated July 21, 1998 (each a "Seller" and collectively the "Sellers"); and (ii) Semele Group Inc., a Delaware corporation (the "Buyer");

                                   WITNESSETH:

         WHEREAS, the Sellers and the Buyer have entered into a certain Stock Purchase Agreement dated as of December 16, 1999 (the "Purchase Agreement"), providing for the sale by the Sellers and the purchase by the Buyer of 85 percent of the issued and outstanding shares of capital stock of Equis II Corporation, a Delaware corporation (the "Company");

         WHEREAS, following the closing of the purchase and sale contemplated by the Purchase Agreement, the Sellers will continue to own 15 percent of the issued and outstanding shares of capital stock of the Company, each Seller owning the number of shares of Voting Common Stock and Non-Voting Common Stock, each $.01 par value, of the Company set forth opposite their respective names on Exhibit A (collectively, the "Shares");

         WHEREAS, the Sellers desire to have the ability to sell the Shares to the Buyer; and

         WHEREAS, the Buyer desires to have the ability to purchase the Shares from the Sellers;

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Sellers and the Buyer hereby agree as follows:


         1.       PUT RIGHTS.

         Commencing on the date on which the stockholders of the Buyer shall have approved the payment by the Buyer to the Sellers of the purchase price provided for in Section 3 hereof, and continuing for a period of one year thereafter, Gary D. Engle, as representative of the Sellers, may, but only for the purchase price provided for in Section 3, require the Buyer to purchase all of the Shares upon the terms contained in this Agreement by giving written notice thereof to the Buyer in accordance with the terms of Section 8(b) hereof. If no such approval shall have been obtained by December 31, 2000, then the rights of Mr. Engle and the Sellers set forth in the preceding sentence shall terminate. Any such written notice shall state that the Sellers have exercised their rights under this Section 1. Upon the giving of such notice to the Buyer, the Sellers shall become and be absolutely and unconditionally obligated to sell to the Buyer, and the Buyer shall become and be absolutely and unconditionally obligated to purchase from the Sellers, all of the Shares in accordance with the terms of this Agreement. The Sellers may exercise the foregoing right only in respect of all the Shares.

         2.       CALL RIGHTS.

         Commencing on the date on which the stockholders of the Buyer shall have approved the payment by the Buyer to the Sellers of the purchase price provided for in Section 3 hereof, and continuing for a period of one year thereafter, the Buyer may require the Sellers to sell all of the Shares upon the terms contained in this Agreement, but only for the purchase price provided for in Section 3, by giving written notice thereof to the Sellers in accordance with the terms of Section 8(b) hereof. If no such approval shall have been obtained by [June 30, 2000], then the rights of the Buyer set forth in the preceding sentence shall terminate. Any such written notice shall state that the Buyer has exercised its rights under this Section 2. Upon the giving of such notice to the Sellers, the Sellers shall become and be absolutely and unconditionally obligated to sell to the Buyer, and the Buyer shall become and be absolutely and unconditionally obligated to purchase from the Sellers, all of the Shares in accordance with the terms of this Agreement. The Buyer may exercise the foregoing right only in respect of all the Shares.


         3.       PURCHASE PRICE.

         The purchase price for the Shares shall be 510,000 shares of the Common Stock, $.10 par value, of the Buyer.


         4.       PAYMENT OF PURCHASE PRICE.

         The Buyer, within 30 days after (a) receiving notice from the Sellers in accordance with Section 1 hereof, or (b) giving notice to the Sellers in accordance with Section 2 hereof, shall pay to the Sellers the entire amount of the purchase price for the Shares by delivering to the Sellers certificates evidencing shares of Common Stock of the Buyer in the names and in the amounts shown on Exhibit B within such 30-day period.


         5.       TRANSFER OF THE SHARES TO THE BUYER.

         Simultaneously with the payment of the purchase price to the Sellers in accordance with the provisions of Section 4 above, the Sellers shall deliver to the Buyer the certificates representing the Shares purchased, duly endorsed for transfer to the Company or accompanied by one or more duly executed stock powers, and shall take all such further action as may then be necessary to transfer title to the Shares to the Buyer free and clear of all liens, encumbrances and interests of others except those shown on Exhibit C.


         6.       RESTRICTIONS.

         The Sellers shall not sell, assign, transfer, pledge, or dispose of any or all of their respective Shares except as provided for herein or as otherwise agreed to in writing by all the parties hereto. Each certificate representing Shares held by the Sellers shall bear a legend substantially as follows:

                "The shares of stock represented by this certificate are subject to restrictions on transfer as set forth in a Put and Call Agreement dated December 22, 1999, between the Sellers identified therein and Semele Group Inc. No transfer of any shares represented by this certificate shall be valid unless made in accordance with the provisions of such Agreement."


         7.       OTHER PROVISIONS.

                  (a) AMENDMENT. This Agreement may not be amended, modified or revoked in whole or in part except by a writing signed by each of the parties hereto.

                  (b) NOTICES. All notices given shall be in writing and shall become effective when received. Notices shall be deemed to have been duly received if delivered by hand or by overnight delivery service or mailed by certified or registered mail, return receipt, requested, postage prepaid, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

         If to the Sellers:

         Gary D. Engle
         Equis Financial Group Limited Partnership
         88 Broad Street
         Boston, MA  02110

         with a copy to:

         Nixon Peabody LLP
         101 Federal Street
         Boston, Massachusetts 02110-1832
         Attn:  Joan Barkhorn Hass

         and, if to the Buyer:

         Semele Group Inc.
         One Canterbury Green, 8th Floor
         Stamford, CT  06901
         Attn:  James A. Coyne

         with a copy to:

         Shefsky & Froelich Ltd.
         444 North Michigan Avenue
         Chicago, IL  60611
         Attn:  Michael J. Choate

                  (c) BINDING AGREEMENT; GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the Sellers and the Buyer and their respective heirs, successors, assigns and legal representatives. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


THE SELLERS:                                    SEMELE GROUP INC.

/s/ Gary D. Engle                               By: /s/ Gary M. Romano
-------------------------------------               ---------------------------
Gary D. Engle                                   Gary M. Romano, Chief Financial
                                                  Officer

/s/ James A. Coyne
-------------------------------------
James A. Coyne


/s/ Wayne E. Engle
-------------------------------------
Wayne Ellis Engle, Trustee, Staci
Albury Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------
Wayne Ellis Engle, Trustee, Kristen
Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------
Wayne Ellis Engle, Trustee, Sydney
Peyton Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------
Wayne Ellis Engle, Trustee, Zoe P.
Engle Trust u/i/t dated July 21, 1998

                                    EXHIBIT A

                                                                NUMBER OF SHARES
                        NAME                                          OWNED

                                                          VOTING               NON-VOTING
                   Gary D. Engle                           68                     186

                   James A. Coyne                           8                     144

   Wayne Ellis Engle, Trustee, Staci Albury Trust         None                     11
             u/i/t dated July 21, 1998

  Wayne Ellis Engle, Trustee, Kristen Engle Trust         None                     11
             u/i/t dated July 21, 1998

  Wayne Ellis Engle, Trustee, Sydney Peyton Engle         None                     11
          Trust u/i/t dated July 21, 1998

   Wayne Ellis Engle, Trustee, Zoe P. Engle Trust         NONE                     11
             u/i/t dated July 21, 1998

                       TOTALS                              76                     374

                                    EXHIBIT B

                                                                       NUMBER OF
                          NAME                                   PURCHASE PRICE SHARES

                     Gary D. Engle                                       287,300

                     James A. Coyne                                      171,700

  Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t                    12,750
                  dated July 21, 1998

 Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t                    12,750
                  dated July 21, 1998

 Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust                    12,750
               u/i/t dated July 21, 1998

  Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t                    12,750
                  dated July 21, 1998

                         TOTAL                                           510,000


                                    EXHIBIT C

                        LIENS AND ENCUMBRANCES ON SHARES

The Shares referred to in the accompanying Put and Call Agreement, which are to be purchased by the Buyer, are pledged to Fleet Bank, N.A., a national banking association having an office at 592 Fifth Avenue, New York, New York 10036 (the "Bank") as partial collateral for that certain loan agreement between Equis II Corporation, the Bank and other interested parties dated July 17, 1997, as amended (the "Acquisition Credit Agreement"), together with related agreements. The Shares are also subject to an irrevocable proxy giving the Bank the right to vote the Shares after an event of default under the Acquisition Credit Agreement.

At September 30, 1999, the outstanding principal balance of indebtedness under the Acquisition Credit Agreement was $19,540,000.